Miller/Howard Income-Equity Fund

(A series of Miller/Howard Funds Trust)
Class I	MHIEX
Adviser Share Class	MHIDX

Supplement dated September 12, 2017 to the Prospectus and Statement of Additional Information dated February 28, 2017

Change to Fees and Expenses

Effective September 12, 2017, the expense limitation for the Miller/Howard Income-Equity Fund (the "Fund") has been reduced to 0.95% of the average daily net assets of Class I shares and 1.20% of the average daily net assets of Adviser Share Class shares.

Therefore, the fees and expenses table and example found on pages 2 and 3 of the Fund's Prospectus are deleted in their entirety and replaced with the following:

Shareholder Fees
(fees paid directly from your investment)

	Class I	Adviser Share Class
Redemption Fee on shares held for 60 days or less (as a percentage of amount redeemed)	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Adviser Share Class
Management Fees	0.75%	0.75%
Distribution and Service (12b‑1) Fees	None	0.25%
Other Expenses	1.34%	27.43%
Total Annual Fund Operating Expenses [1]	2.09%	28.43%
Fee Waiver [and/or Expense Reimbursement][2]	(1.13)%	(27.22)%
Total Annual Fund Operating Expenses after Fee Waiver [and/or Expense Reimbursement] [1]	0.96%	1.21%

 (1) The "Total Annual Fund Operating Expenses" and "Total Annual Fund Operating Expenses After Fee Waiver" numbers do not correlate to the "Ratio of expenses to average net assets" before and after waiver figures in the Financial Highlights section of this Prospectus because "Other Expenses" include acquired fund fees and expenses which are excluded from the Financial Highlights.

(2)  MHI Funds, LLC (the "Adviser") has contractually agreed to waive its fees or cap the Income‑Equity Fund's expenses to the extent that the aggregate expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund's business) ("Fund Operating Expenses"), exceed the "Expense Limit," which is: 0.95% and 1.20% of the average daily net assets of the Class I and Adviser Share Class shares of the Fund, respectively.

If, in any year in which the Advisory Agreement remains in effect, estimated aggregate Fund Operating Expenses for the fiscal year are less than the lesser of the Expense Limit for that year and the Expense Limit in effect at the time the fees were waived or expenses reimbursed, the Adviser shall be entitled to reimbursement by the Income‑Equity Fund, in whole or in part, of the investment management fees waived or reduced, and other payments remitted by the Adviser to the Fund during any of the previous 36 months less any reimbursement previously paid by such Fund to the Adviser.

This agreement will continue in effect until at least September 12, 2018, and may be terminated or modified prior to September 12, 2018 only with the approval of the Board of Trustees of the Trust.

Example

This example is intended to help you compare the cost of investing in the Income‑Equity Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Income‑Equity Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Income‑Equity Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed
Share Class	1 year	3 years	5 years	10 Years
Class I	$98	$546	$1,020	$2,331
Adviser Share Class	$123	$4,723	$7,420	$10,236

Change to Portfolio Management Team

Effective September 30, 2017, Roger G. Young will no longer serve as a Portfolio Manager of the Fund. Effective on that date, all references to Mr. Young in the Prospectus and Statement of Additional Information are hereby deleted.

This supplement should be retained with your Prospectus and Statement of Additional Information for future reference.